[GCG TRUST LOGO]

                                 ANNUAL REPORT

                               ------------------

                                 THE GCG TRUST
                         (INCLUDING SEPARATE ACCOUNT A
                             FINANCIAL INFORMATION)

                               ------------------

                               DECEMBER 31, 1995

 GoldenSelect products are issued by Golden American Life Insurance Company and distributed by
      Directed Services, Inc., both subsidiaries of Bankers Trust Company
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   TABLE OF CONTENTS

                                 THE GCG TRUST


                               SEPARATE ACCOUNT A

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                                                                                                                          Page
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
Report of Independent Auditors....................................................................................         A-1
Statement of Assets and Liabilities...............................................................................         A-2
Notes to Statement of Assets and Liabilities......................................................................         A-3


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Directed Services, Inc.
A SUBSIDIARY OF BANKERS TRUST COMPANY

1001 JEFFERSON STREET, SUITE 400, WILMINGTON, DE 19801         TEL: 302-576-3400
                                                               FAX: 302-576-3450

                                                               February 21, 1996

Dear Shareholder of The GCG Trust,

We are pleased to provide you with your 1995 Annual Report (the 'Report') for The GCG Trust which includes reports from all GoldenSelect Portfolio Managers. 1995 was a strong year for the Trust with assets under management increasing 15.4% from $866.6 million to $1 billion.

Included with the Report is a condensed financial report for Separate Account A, which supports GoldenSelect flexible premium variable life insurance policies.

In 1995 we continued our commitment to providing a broad array of investment portfolios and experienced investment management to our shareholders. In keeping with this commitment, we made the following enhancements:

     o In January 1995, T. Rowe Price Associates, Inc. undertook management responsibility for the GoldenSelect Fully Managed Series.

     o In January 1995, we added the GoldenSelect Value Equity Series, a portfolio of equities selected for financial soundness and high intrinsic value and managed by Eagle Asset Management, Inc.

     o Also in January 1995, E.I.I. Realty Securities, Inc. became manager of the GoldenSelect Real Estate Series. This portfolio invests mainly in the common stocks of companies in the real estate industry, including REITs.

     o In October 1995, we added the GoldenSelect Strategic Equity Series, managed by Zweig Advisors Inc. Dr. Martin E. Zweig is responsible for the asset allocation of this portfolio as well as for the GoldenSelect Multiple Allocation Series.

     o And finally, in January 1996, we added the GoldenSelect Small Cap Series, a small cap equity portfolio managed by Fred Alger Management, Inc.

The Annual Report contains comments from the Portfolio Managers of the Trust's Series. The comments of the Portfolio Managers reflect their views as of the date written, and are subject to change at any time. For more complete information about these portfolios, The GCG Trust or any GoldenSelect products, including charges and expenses, please consult your prospectus. Read it carefully before investing or sending money.

Thank you for your continued support of GoldenSelect and The GCG Trust.

Sincerely,


/s/ Terry L. Kendall
-----------------------
Terry L. Kendall
Chairman,
The GCG Trust




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               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Variable Life Policyowners
Separate Account A

     We have audited the accompanying statement of assets and liabilities of Separate Account A (the 'Account') as of December 31, 1995. This statement of assets and liabilities is the responsibility of the Account's management. Our responsibility is to express an opinion on the statement of assets and liabilities based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Separate Account A at December 31, 1995, in conformity with generally accepted accounting principles.

                                         ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 12, 1996

                                       A-1
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   STATEMENT OF ASSETS AND LIABILITIES

                               SEPARATE ACCOUNT A

                               DECEMBER 31, 1995
                             (AMOUNTS IN THOUSANDS)

ASSETS
   Investment in The GCG Trust, at Net Asset Value:
     Liquid Asset Series, 2,079 shares (Cost -- $2,079)...............................................................  $   2,079
     Limited Maturity Bond Series, 62 shares (Cost -- $651)...........................................................        695
     Natural Resources Series, 9 shares (Cost -- $131)................................................................        135
     All-Growth Series, 86 shares (Cost -- $1,201)....................................................................      1,191
     Real Estate Series, 12 shares (Cost -- $135).....................................................................        148
     Fully Managed Series, 82 shares (Cost -- $1,028).................................................................      1,129
     Multiple Allocation Series, 123 shares (Cost -- $1,461)..........................................................      1,546
     Capital Appreciation Series, 81 shares (Cost -- $1,101)..........................................................      1,092
     Rising Dividends Series, 61 shares (Cost -- $692)................................................................        817
     Emerging Markets Series, 71 shares (Cost -- $691)................................................................        642
     Value Equity Series, 28 shares (Cost -- $344)....................................................................        368
     Strategic Equity Series, 3 shares (Cost -- $25)..................................................................         26
                                                                                                                        ---------
     Total Invested Assets (Cost -- $9,539)...........................................................................      9,868
LIABILITIES
  Payable to Golden American for Charges and Fees (Note 3)............................................................         21
                                                                                                                        ---------
     Total Net Assets.................................................................................................  $   9,847
                                                                                                                        ---------
                                                                                                                        ---------
NET ASSETS
  For Variable Life Insurance Policies................................................................................  $   9,244
  Retained in Separate Account A by Golden American (Note 3)..........................................................        603
                                                                                                                        ---------
     Total Net Assets.................................................................................................  $   9,847
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                            See Accompanying Notes.

                                      A-2
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   NOTES TO STATEMENT OF ASSETS AND LIABILITIES

                               SEPARATE ACCOUNT A
                               DECEMBER 31, 1995

1. ORGANIZATION

Separate Account A (the 'Account') was established on July 14, 1988, by Golden
American Life Insurance Company ('Golden American'), under Minnesota insurance law to support the operations of flexible premium variable life insurance policies ('Policies'). Effective September 30, 1992, Golden American became a wholly-owned subsidiary of BT Variable, Inc. ('BTV'), an indirect wholly-owned subsidiary of Bankers Trust Company ('Bankers Trust'). Previously, Golden
American was owned by Mutual Benefit Life Insurance company in Rehabilitation
('Mutual Benefit'). In a transaction that closed on September 30, 1992, Bankers
Trust acquired from Mutual Benefit, in accordance with the terms of an Exchange
Agreement, all of the issued and outstanding capital stock of Golden American and Directed Services, Inc. ('DSI'), an affiliate of Golden American, and certain related assets and contributed them to BTV. The transaction had no effect on the accompanying Statement of Assets and Liabilities. Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware.

Operations of the Account commenced on February 16, 1989. Golden American provides for variable accumulation and benefits under the Policies by crediting insurance premiums to one or more divisions within the Account or the Golden
American Guaranteed Interest Division, the Fixed Interest Division, which are not part of the Account, as elected by the Policyowners. The assets of the Account are owned by Golden American. The portion of the Account's assets applicable to Policies will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of Golden
American.

The Account makes available, under Golden Select Policies, twelve investment divisions: the Liquid Asset, the Limited Maturity Bond, the Natural Resources, the All-Growth, the Real Estate, the Fully Managed, the Multiple Allocation, the
Capital Appreciation, the Rising Dividends, the Emerging Markets, the Value
Equity (commenced operations December, 1995), and the Strategic Equity
(commenced operations September, 1995) ('Divisions'). The assets in each
Division are invested in shares of a designated series ('Series') of a mutual fund, The GCG Trust (the 'Trust').

The Account is a unit investment trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

The net assets maintained in the Account provide the basis for the periodic determination of the amount of benefits under the Policies. The net assets may not be less than the amount required under state law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in Golden American's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee. Golden American has entered into reinsurance agreements with unaffiliated reinsurers to cover substantially all of the insurance risk under the Policies. Golden American remains liable to the extent that its reinsurers do not meet their obligations under the reinsurance agreements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the
Account:

USE OF ESTIMATES: The preparation of the statement of assets and liabilities in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of assets and liabilities and accompanying notes. Actual results could differ from those estimates.

INVESTMENTS: Investments are made in shares of a Series of the Trust and are valued at the net asset value per share of the respective Series of the Trust.
Investment transactions in each Series of the Trust are recorded on the trade date. Distributions of net investment income and capital gains of each Series of the Trust are recognized on the ex-distribution date. Realized gains and losses on redemptions of the Series of the Trust shares are determined on the identified cost basis.

For the years ended December 31, 1995, 1994 and 1993, the cost of purchases of shares of the Trust aggregated $10,941,000, $11,529,000 and $6,804,000, respectively, and the proceeds from sales of shares of the Trust aggregated
$7,658,000, $8,391,000 and $6,223,000, respectively.

     FEDERAL INCOME TAXES: The operations of the Account form a part of, and are taxed with, the total operations of Golden American which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Policyowners are excluded in the determination of the federal income tax liability of Golden American.

                                      A-3
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   NOTES TO STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)

                               SEPARATE ACCOUNT A
                               DECEMBER 31, 1995

3. CHARGES AND FEES

Under the terms of the Policies, certain charges are allocated to the Policies to cover Golden American's expenses in connection with the issuance and administration of the Policies. Following is a summary of these charges:

MORTALITY AND EXPENSE RISK CHARGES: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Policies, deducts a daily charge from the assets of the Account at annual rates of either .80% or .90% of the assets attributable to Policies to cover these risks.

ADMINISTRATIVE CHARGE: An administrative charge of $200 is made to cover the cost of underwriting and issuing a Policy on a single life issue basis and $300 for a Policy that is joint life underwritten. The charge is deducted in installments on each Policy processing date during the first Policy year. Also, a quarterly administrative charge of $10.00 per Policy processing period is made to cover ongoing administrative expenses. The charge is deducted on the Policy processing date. For certain policies, a daily charge at an annual rate of .10% is deducted from assets attributable to Policies.

MORTALITY COST: A mortality cost is deducted which is equal to the cost of providing coverage under the Policy. Such cost is based on each insurer's sex, attained age, smoking status and underwriting class. The maximum cost of insurance is shown in the Policy.

MINIMUM DEATH BENEFIT GUARANTEE CHARGE: A minimum death benefit guarantee charge is made of a maximum per year of $0.60 per $1,000 of face or net amount at risk, as defined in each Policy. The charge is deducted in equal installments on each Policy quarterly processing date during the guarantee period.

LOAN CHARGE: A net loan charge of up to 1.00% is made based on the Policy loan amount on policies that allow loans. The charge is accrued daily, as applicable, and deducted on each Policy processing date.

OTHER CHARGES: Five free investment re-allocations among divisions per Policy are allowed each Policy year. For each additional investment re-allocation, a $25 charge is made from the amount transferred from each division. Also, for each partial withdrawal, a charge is made equal to the lesser of $25 and 2% of the amount withdrawn.

DEFERRED SALES LOAD: Under policies offered prior to October 1995, a sales load of up to 7 1/2% was applicable to each premium payment for sales-related expenses as specified in the Policy. For other policies previously offered, the sales load is deducted in equal annual installments over the period the policy is in force, not to exceed 10 years. For other policies previously offered, although the sales load is chargeable to each premium when it is received by Golden American, the amount of such charge is initially advanced by Golden
American to Policyowners and included in the accumulation value and then deducted in equal installments on each policy processing date over a period of either six or ten years. Upon surrender of the Contract, the unamortized deferred sales load is deducted from the accumulation value by Golden American.

DEFERRED FACE AMOUNT CHARGE: There is a charge of an amount per $1,000 of initial face amount and any increases in face amount deducted in equal installments over a six year period following receipt of the initial premium or increase in face amount. This charge varies based on the age and sex of the insured and the Policy chosen and will never exceed a maximum of $12 per $1,000 of Face Amount. A portion of this charge is considered to be an additional sales load.

CONTINGENT DEFERRED SALES CHARGE: Under Policies issued subsequent to September
1995, a contingent sales charge ('Surrender Charges') is imposed as a percentage of each premium payment if the Policy is surrendered in either the six or ten year period from the date a premium payment is received.

PREMIUM TAXES: Premiums are subject to a charge for premium and other state and local taxes. The amount and timing of the deduction depend on the state of residence and currently ranges up to 4.0% of premiums. Although the premium tax is chargeable to each premium when it is received, the amount of such charge is initially advanced by Golden American to Policyowners and included as a component of the Policyowner's investment value and then deducted in equal installments on each Policy processing date over a period of either six or ten years. Upon the surrender of the Policy, any unamortized premium taxes are deducted from the Policyowner's investment value. For some policies, the deferred premium taxes are collected in one installment at the end of the Policy processing period following the premium collection.

The net assets retained in the Account by Golden American in the accompanying statement of assets and liabilities represent the unamortized deferred sales load, surrender charges and premium taxes advanced by Golden American, noted above.

                                      A-4
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   NOTES TO STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)

                               SEPARATE ACCOUNT A
                               DECEMBER 31, 1995

3. CHARGES AND FEES--(CONTINUED)
Net assets retained in the Account by Golden American are as follows:


                                                                                           1995       1994       1993
                                                                                         ---------  ---------  ---------
                                                                                         (AMOUNTS IN THOUSANDS)
Balance at beginning of year...........................................................       $379       $153     $  121
Sales load advanced and additions to surrender charges.................................        264        197         38
Premium tax advanced...................................................................         95         85         15
Amortization of deferred sales load and premium tax....................................      ($135)       (56)       (21)
                                                                                         ---------  ---------  ---------
Balance at end of year.................................................................       $603       $379       $153
                                                                                         ---------  ---------  ---------
                                                                                         ---------  ---------  ---------

4. OTHER RELATED PARTY TRANSACTIONS

DSI, a registered broker/dealer, acts as the distributor and principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the Policies issued through the Account. For 1995, 1994 and 1993, fees paid by Golden American to DSI aggregated $370,000, $286,000 and $53,000, respectively.

Under the terms of an expense limitation agreement ('Expense Agreement') between DSI and the Trust, DSI paid the Trust for ordinary expenses which exceeded certain prescribed limits. The Expense Agreement was terminated effective September 30, 1993, and was replaced by a unified fee payable by the Trust to DSI, covering all expenses of the Trust, except trustee fees which are borne by the Trust. For the year ended December 31, 1993, DSI paid the Trust $255,000 relating to the Expense Agreement.

                                      A-5
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